Subsequent Events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent Events
43.	SUBSEQUENT EVENTS

The Group has considered the events following December 31, 2018 to evaluate if there is a need for recognizing them or for their potential disclosure in these consolidated financial statements. The evaluation of these events continued until April 25, 2019, which was the date when these financial statements were available for issuance.

In connection with the tax revaluation described in 3.7.3, the Company opted for a tax revaluation of the personal property subject to depreciation held as of December 31, 2017. The deadline for exercising such option and paying the special tax was March 29, 2019. On such date, the Company has paid an advance of the special tax. The financial impact of this option was an increase in equity of $ 109 million.